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                                                                    Exhibit 32.3

                                IMAX CORPORATION

                                 CERTIFICATIONS

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Francis
T. Joyce, Chief Financial Officer of IMAX Corporation, a Canadian corporation (the "Company"), hereby certify, to my knowledge, that:

     The Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2004 (the "Form 10-Q/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 13, 2004                         "Francis T. Joyce"
                                                  ------------------------------
                                                  Francis T. Joyce
                                                  Chief Financial Officer